UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023 (March 30, 2023)

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (773) 304-5050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 31, 2023, Distribution Solutions Group, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it has entered into a Stock Purchase Agreement, dated March 30, 2023 (the “Purchase Agreement”), with HIS Company, Inc., a Texas corporation (“Hisco”), HIS Company, Inc. Employee Stock Ownership Trust (the “Seller”), which is maintained pursuant to and in connection with the HIS Company, Inc. Employee Stock Ownership Plan, acting through GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as trustee of the Seller, and Ellis Moseley, solely in his capacity as the representative of the Seller, for the acquisition of all of the issued and outstanding capital stock of Hisco from the Seller (the “Transaction”). A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

On March 31, 2023, representatives of the Company furnished an investor presentation (the “Investor Presentation”) in connection with the announcement of the Transaction, which is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such other filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.	The following documents have been furnished as exhibits to this Current Report on Form 8-K and are incorporated by reference herein as described above.

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 31, 2023

99.2	Investor Presentation, dated March 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements.

Forward-looking statements do not relate to historical or current facts and are only predictions and reflect the Company’s views as of the date they are made with respect to future events and financial performance. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. The Company gives no assurance that any goal set forth in forward-looking statements can be achieved and cautions readers not to place undue reliance on such statements, which speak only as of the date made. These statements are based on the Company’s management’s current expectations, intentions or beliefs and are subject to assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the Company’s business, financial condition and results of operations include (1) unanticipated difficulties or expenditures relating to the acquisition of Hisco by the Company, (2) the failure to complete the Transaction on the proposed terms or anticipated timeline, (3) the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation, (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement, (5) difficulties integrating the business operations of the Company and Hisco, which may result in the combined company not operating as effectively and efficiently as expected, (6) the Company’s ability to achieve the synergies contemplated with respect to the Transaction, (7) the failure to retain key management and employees of Hisco and its subsidiaries, (8) unfavorable reactions to the Transaction from customers, competitors, suppliers and employees, and (9) the possibility that certain assumptions with respect to Hisco’s business or the Transaction could prove to be inaccurate. In addition to the factors identified herein, certain risks associated with the Company’s business are also discussed from time to time in the reports the Company files with the U.S. Securities and Exchange Commission. The information contained in this Current Report on Form 8-K is as of the date indicated above. The Company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.

Date: March 31, 2023	By:	/s/ Ronald J. Knutson
Name: Ronald J. Knutson Title: Executive Vice President and Chief Financial Officer